Exhibit 99.02

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND WAIVER

This Amendment and Waiver (this “Amendment”) is entered into as of January 25, 2008 by and between MoneyGram International, Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A., individually (“JPMCB”) and as administrative agent (the “Administrative Agent”).

RECITALS

A. The Borrower, the Administrative Agent and JPMCB are party to that certain Credit Agreement dated as of November 15, 2007, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of January 8, 2008 (the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and JPMCB, as sole lender, wish to amend the Credit Agreement and waive certain provisions thereof on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the “Effective Date” (as defined below):

(a) Article I of the Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 and Waiver to this Agreement, dated as of January 25, 2008.

“Collateral” means all property with respect to which any security interests have been granted (or purported to be granted) to the Collateral Agent pursuant to any Collateral Document.

“Collateral Agent” means JPMorgan Chase Bank, N.A., in the capacity of collateral agent for the Lenders and the other Secured Parties, if any, named in the Collateral Documents.

“Collateral Documents” means each security agreement, pledge agreement, mortgage and other document or instrument pursuant to which security is granted to the Collateral Agent pursuant hereto for the benefit of the Secured Parties to secure the Obligations.

“Portfolio Securities” means, collectively, portfolio securities (i) designated as “trading investments” on the Borrower’s consolidated financial statements, (ii) designated as “available for sale investments” on the Borrower’s consolidated financial statements or (iii) otherwise designated as investments on the Borrower’s consolidated financial statements, in each case valued at fair value in accordance with GAAP.

“Rate Management Counterparties” means Lenders and their Affiliates (or Persons which were Lenders or their Affiliates at the time the applicable Rate Management Transaction was entered into) which have entered into Rate Management Transactions with the Borrower or any Subsidiary.

“Secured Parties” means (i) the Administrative Agent, the Collateral Agent, the Lenders and the Rate Management Counterparties, and (ii) the “Administrative Agent” and the “Lenders”, each as defined in the Existing Credit Agreement.

(b) Article I of the Credit Agreement shall be further amended by replacing the definition of “Waiver Period” with the following:

“Waiver Period” has the meaning ascribed to it by Amendment No. 2.

(c) Article I of the Credit Agreement shall be further amended by replacing the definition of “Loan Documents” with the following:

“Loan Documents” means this Agreement, any amendment hereto, any Notes issued pursuant to Section 2.16, the Guaranty and the Collateral Documents.

(d) Section 6.11 (Indebtedness) of the Credit Agreement shall be amended by inserting the following new clause (vi) at the end thereof:

(vi) Other Indebtedness of the Borrower or a Guarantor that may be pari passu with, or junior to, the Obligations, at no time exceeding the aggregate outstanding principal amount specified on Schedule 6.11(vi), and guarantees of such Indebtedness.

(e) Section 6.13 (Sale of Assets) of the Credit Agreement shall be amended by adding the following at the conclusion of clause (viii) thereof:

; provided, however, that the aggregate amount of leases, sales or other dispositions pursuant to this Section 6.13(viii) shall not exceed $20,000,000 during the Waiver Period.

(f) Section 6.15 (Liens) of the Credit Agreement shall be amended by adding a new clause (ix) and a new clause (x) thereto as follows:

(ix) Liens created pursuant to the Collateral Documents (which Liens shall equally and ratably secure the “Obligations” (as defined in the Existing Credit Agreement) and Rate Management Obligations owing to Rate Management Counterparties); provided that the amount of Rate Management Obligations permitted to be secured pursuant to Section 6.15(vii) shall be reduced by the amount of Rate Management Obligations secured pursuant to the Collateral Documents.

(x) Liens in assets not constituting Collateral securing Indebtedness incurred pursuant to Section 6.11(vi) and the guarantees of such Indebtedness.

(g) Article VI of the Credit Agreement shall be amended by adding a new Section 6.22 as follows:

6.22 Collateral. Subject to limitations set forth in the last sentence of this Section 6.22, substantially contemporaneously with the effectiveness of Amendment No. 2, the Borrower shall, and shall cause each Guarantor to, grant a first (subject to Liens permitted hereby) priority security interest to the Collateral Agent for the benefit of the Secured Parties in all assets (including real property and the Capital Stock of its Subsidiaries) of the Borrower or such Guarantor pursuant to documentation (including related certificates, opinions and resolutions to be delivered at such time as the Administrative Agent may reasonably agree) reasonably acceptable to the Administrative Agent and the Borrower. Effective upon any Subsidiary becoming a Guarantor after the effectiveness of Amendment No. 2, the Borrower shall cause such Guarantor within ten Business Days to grant to the Collateral Agent for the benefit of the Secured Parties a first (subject to Liens permitted hereby) priority security interest in all assets (including real property and the Capital Stock of its Subsidiaries) of such Guarantor pursuant to documentation (including related certificates and opinions) reasonably acceptable to the Administrative Agent. The Borrower will, and will cause each of its Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Administrative Agent from time to time such schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral as the Administrative Agent may reasonably require. During the Waiver Period, the Administrative Agent (in consultation with the Lenders) and the Borrower shall in good faith negotiate regarding the terms and provisions of one or more amendments to the Credit Agreement and one or more intercreditor agreements which may be entered into in connection with Indebtedness which may be incurred by the Borrower and its Subsidiaries, and regarding Liens that may be granted to Persons other than the Secured Parties, in each case, if and when permitted by amendments hereto (it being understood that no party is hereby obligated to enter into any such amendment or agreement). Notwithstanding any of the foregoing, (i) neither the Borrower nor any Guarantor shall be obligated hereby to grant a security interest in any asset if the granting of such security interest would result in the violation of any applicable law or regulation, (ii) the Collateral shall not include a security interest in any asset if the granting of such security interest would be prohibited by enforceable anti-assignment provisions of contracts or applicable law (after giving effect to relevant provisions of the Uniform Commercial Code), (iii) real property having an individual fair market value of less than $1,000,000 or aggregate fair market value of less than $5,000,000 shall be excluded from the Collateral, (iv) the Collateral shall not include cash and cash equivalents, accounts receivable or Portfolio Securities, or deposit or security accounts containing any of the foregoing, (v) to the extent that the pledge of 100% of the Capital Stock of a non-Domestic Subsidiary could reasonably be expected to result in adverse tax consequences to the Borrower, the pledge of the Capital Stock of such Subsidiary shall be limited to 65% of the Capital Stock of such Subsidiary and (vi) the Administrative Agent shall have the discretion to exclude from the Collateral immaterial assets, assets as to which it determines that the cost of obtaining such security interest would outweigh the benefit to the Lenders and other assets in which it may determine that the taking of a security interest would not be advisable.

(h) Section 7.3 (Specific Defaults) of the Credit Agreement shall be amended by replacing the reference to “6.21” with a reference to “6.22”.

(i) Article VII (Defaults) of the Credit Agreement shall be amended by adding a new Section 7.14 as follows:

7.14 Collateral Documents. Any Collateral Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Parties the Liens, rights, powers and privileges purported to be created thereby, or any Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Collateral Document and such default shall continue beyond the period of grace, if any, specifically applicable thereto pursuant to the terms of such Collateral Document.

(j) Article X of the Credit Agreement shall be amended by adding new Sections 10.15 and 10.16 as follows:

10.15 Appointment of Collateral Agent. The Lenders hereby irrevocably appoint the Collateral Agent as their agent and authorize the Collateral Agent to take such actions on their behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Such authorization shall include the authority to enter into the Collateral Documents (including amendments thereof to facilitate the securing of Rate Management Obligations) on such terms as it deems appropriate. All provisions of this Article X relating to the Administrative Agent (and all indemnities of the Administrative Agent by the Borrower and all provisions relating to reimbursement of expenses of the Administrative Agent by the Borrower) shall be equally applicable to the Collateral Agent mutatis mutandis.

10.16 Certain Releases of Collateral. Without limiting the foregoing, if any of the Collateral under the Collateral Documents is sold in a transaction permitted hereunder (other than to the Borrower or to a Subsidiary thereof), such Collateral shall be sold free and clear of the Liens created by the Collateral Documents and the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

(k) A new Schedule 6.11(vi) shall be added to the Credit Agreement in the form of Exhibit A attached hereto.

2. Waiver, Forbearance and Other Matters.

(a) For purposes of this Amendment the following capitalized terms shall have the meanings set forth below:

“Special Termination Event” means the event that prior to the Waiver Termination Date the Borrower makes a final determination, as disclosed to the Administrative Agent and the Lenders (or in any matter made public), that the amount of net securities losses recognized or to be recognized by the Borrower for the period ended December 31, 2007 are in excess of $1,500,000,000 (inclusive of the amount of net securities losses of $860,000,000 previously publicly disclosed by the Borrower in its Form 8-K filing made with the Securities and Exchange Commission on January 14, 2008).

“Waiver Default” means the occurrence of any Default or Unmatured Default other than a Waived Default.

“Waiver Period” means the period beginning on December 31, 2007 and ending on the Waiver Termination Date.

“Waiver Termination Date” means the earliest to occur of (i) 5:00 p.m. (Chicago time) on May 1, 2008 and (ii) the date on which the Administrative Agent delivers to the Borrower a notice terminating the Waiver Period, which notice may be delivered upon the direction of the Required Lenders acting in their sole discretion at any time (a) following the occurrence and during the continuation of a Waiver Default or (b) following the occurrence of a Special Termination Event.

“Waived Default” means, individually and collectively, any Default or Unmatured Default arising solely out of (i) any breach of Section 6.20.1, 6.20.2 or 6.20.3 of the Credit Agreement for the four fiscal quarter periods ending December 31, 2007 or March 31, 2008, (ii) any breach of Section 6.3 of the Credit Agreement arising solely out of the Borrower’s failure to give notice to the Lenders of the matters set forth in this definition, (iii) any Default under Section 7.5 of the Credit Agreement arising solely out of the existence of a “Default” or “Unmatured Default” under the Existing Credit Agreement arising out of the matters set forth in this definition, (iv) any breach of Section 6.13(iii) to the extent the Lenders determine that sales of portfolio securities owned by the Borrower and its Subsidiaries have not been in the ordinary course of business or (v) any Default under Section 7.1 of the Credit Agreement arising solely out of any representation or warranty previously (and during the Waiver Period) made or deemed made pursuant to Section 5.5 of the Credit Agreement being materially false on the date as of which made to the extent such material falsity arises from (A) the matters referred to in clauses (i) — (iv) above or (B) (1) matters relating to the Borrower’s financial condition or business which have been disclosed to the Lenders in writing prior to the date hereof or (2) the fact that the amount of net securities losses recognized or to be recognized by the Borrower for the period ended December 31, 2007 are or may be in an amount less than or equal to $1,500,000,000 (inclusive of the amount of net securities losses of $860,000,000 previously publicly disclosed by the Borrower in its Form 8-K filing made with the Securities and Exchange Commission on January 14, 2008) to the extent that, in either case, the Lenders determine that such matters or fact have had or are reasonably expected to have a Material Adverse Effect.

(b) The Borrower acknowledges and agrees that Defaults exist under Section 7.3 of the Credit Agreement by virtue of a breach of each of Sections 6.20.1, 6.20.2 and 6.20.3 as of December 31, 2007 for the four fiscal quarter period then ended.

(c) Solely during the Waiver Period (and effective as of December 31, 2007), the Administrative Agent and the Lenders hereby agree to waive the Waived Defaults and to forbear from exercising any of their respective rights and remedies under the Loan Documents against the Borrower or the other Loan Parties that may exist by virtue of the Waived Defaults. The Borrower acknowledges and agrees, however, that from and after the Waiver Termination Date the foregoing waiver and forbearance agreement shall cease to be of any force or effect and the Loan Parties, the Administrative Agent and the Lenders shall be restored to the position they would have been in (and the Administrative Agent and the Lenders shall have all rights and remedies otherwise available to them) in respect of the Waived Defaults as if the foregoing waiver and forbearance had never been granted.

(d) In consideration of the foregoing waiver and forbearance, the Borrower agrees that notwithstanding anything in the Credit Agreement to the contrary, except as set forth in the immediately succeeding sentence, during the Waiver Period the Borrower shall not be entitled to request or receive, and no Lender shall be obligated to make, any Loan (it being understood that from and after the Waiver Termination Date the rights and obligations of the parties relative to Loans shall be as provided in the Credit Agreement). During the Waiver Period, notwithstanding anything in the Credit Agreement to the contrary, the Borrower shall be entitled to request a conversion of outstanding Floating Rate Advances and/or continuation of outstanding Eurodollar Advances, permitted to submit a Conversion/Continuation Notice, and permitted to continue Eurodollar Advances, or convert outstanding Floating Rate Advances into Eurodollar Advances, in accordance with the terms of Section 2.12 of the Credit Agreement, all without regard to the satisfaction of the conditions set forth in Section 4.2 of the Credit Agreement or otherwise, and without any representation or warranty that the conditions contained in Section 4.2 of the Credit Agreement have been satisfied.

3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct on and as of the date hereof as if made on the date hereof except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date or (ii) to the extent not true and correct by virtue of the matters specified in clause (v) of the definition of Waived Default.

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

4. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) of satisfaction of the following conditions:

(a) the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders);

(b) the execution and delivery by the Guarantors of an Affirmation of Guaranty in the form of Exhibit B hereto;

(c) the execution and delivery by the Borrower and each Guarantor of either (i) a counterpart of each Collateral Document to which it is a party signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or email transmission of a signed signature page of this Agreement) that such party has signed a counterpart of each Collateral Document to which it is a party;

(d) the receipt by the Administrative Agent of such duly completed UCC-1 financing statements as the Administrative Agent shall have requested to perfect its security interest in the Collateral in such jurisdictions as the Administrative Agent may request;

(e) the receipt by the Collateral Agent of all stock (or unit) certificates evidencing all certificated Capital Stock of Domestic Subsidiaries to be pledged pursuant to the Collateral Documents, accompanied by stock (or unit) powers executed in blank;

(f) the receipt by the Administrative Agent of such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization this Amendment, the Collateral Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(g) the Borrower shall have paid  to the Administrative Agent such attorneys’ fees and other amounts as have been invoiced to the Borrower by the Administrative Agent; and

(h) an amendment/waiver substantially similar to this Amendment shall have been entered into between the Borrower, the administrative agent and the “Required Lenders” under the Existing Credit Agreement and shall be in full force and effect.

5. Covenant. Within ten (10) Business Days after the Effective Date of this Amendment (or such later date to which the Administrative Agent may agree), the Borrower shall deliver or cause to be delivered to the Administrative Agent written opinions of counsel to the Loan Parties in form and substance reasonably satisfactory to the Administrative Agent and covering such matters relating to the Loan Parties, this Amendment, the Collateral Documents or the transactions contemplated hereby as the Administrative Agent shall reasonably request. Failure by the Borrower to comply with this Section 5 shall constitute a Default.

6. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any Default or Unmatured Default or provision of the Credit Agreement or any Loan Document, except as specifically set forth herein and (ii) shall not give rise to any obligation on the part of the Administrative Agent or the Lenders to further modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents or give rise to any defenses or counterclaims to the right of the Administrative Agent or the Lenders, subject to the terms hereof, to enforce their rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable law with respect to all existing and future Defaults and Unmatured Defaults. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) The parties acknowledge that this Amendment embodies the entire agreement and understanding among the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and supersedes all prior discussions, agreements and understandings among the Borrower, the Administrative Agent and the Lenders relating to the subject matter hereof other than those contained in any fee letters between the Borrower and the Administrative Agent or the Arranger.

7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8. Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MONEYGRAM INTERNATIONAL, INC.

By:
Title:

JPMORGAN CHASE BANK, N.A.,

individually and as Administrative Agent

By:
Title: